UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

KORN FERRY

(Exact name of registrant as specified in its charter)

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Avenue of the Stars, Suite 1225

Los Angeles, California 90067

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 552-1834

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 1, 2026, Korn Ferry, a Delaware corporation (the “Company”), completed its previously announced acquisition (the “Acquisition”) of all of the issued and outstanding shares (the “AMS Shares”) of Auxey Holdco Limited, a company incorporated in Jersey (“AMS”). Upon the closing of the Acquisition (the “Closing”), AMS became an indirect wholly owned subsidiary of the Company, with all AMS Shares held directly by Korn Ferry Global Holdings (UK) Limited, an indirect wholly owned subsidiary of the Company (“KF Global Holdings”), as a result of the Company assigning it certain rights to KF Global Holdings under the Purchase Agreement prior to Closing.

In accordance with the terms of the Sale and Purchase Agreement, dated as of June 27, 2026 (as amended by the Deed of Amendment, dated as of July 29, 2026 and the Second Deed of Amendment (as defined below), the “Purchase Agreement”), by and between the Company and Auxey Holdings (Lux) S.A.S., a company incorporated in the Grand Duchy of Luxembourg (the “Majority Seller”), OMERS Administration Corporation, a corporation continued pursuant to the Ontario Municipal Employees Retirement System Act, 2006, AMS Cayco Ltd., a company incorporated in the Cayman Islands, and certain other parties, and in the context of the lock-box structure of the Acquisition, at the closing of the Acquisition, KF Global Holdings (i) paid a combination of approximately £473 million and $326 million in cash (as consideration to the sellers, in repayment of AMS’s indebtedness, and in satisfaction of other AMS transaction obligations) and (ii) issued 3,118,628 shares of Company common stock (the “Consideration Shares”) to the sellers.

Prior to the Closing, the Majority Seller, Ocorian Limited and KF Global Holdings entered into a Deed of Amendment, dated as of August 31, 2026 (the “Second Deed of Amendment”), to amend the Purchase Agreement to, among other things, confirm that for accounting purposes the effective time of the Closing occurred at 12:01 a.m. (London Time) on September 1, 2026.

The foregoing descriptions of the Purchase Agreement, the Second Deed of Amendment and the Acquisition do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Purchase Agreement, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on June 29, 2026; the Deed of Amendment, a copy of which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 3, 2026; and the Second Deed of Amendment, a copy of which was attached hereto as Exhibit 2.1, the terms of each of which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in “Item 2.01—Completion of Acquisition or Disposition of Assets” is incorporated herein by reference. The offer and issuance of the Consideration Shares is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act.

Item 7.01	Regulation FD Disclosure.

On September 1, 2026, in connection with the Closing, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference. For purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the information in this Item 7.01 and Exhibit 99.1 hereto are furnished to, but not filed with, the SEC, and shall not be deemed incorporated by reference in any Company filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 attached hereto include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 concerning the Acquisition. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “may,” “outlook,” “plan,” “project,” “target,” “will” or other similar expressions. Such forward-looking statements include, but are not limited to, statements relating to the global leadership position of the combined company, the expected benefits of the Acquisition and the combined company’s plans, objectives, expectations and intentions. These forward-looking statements are based on management’s current expectations and assumptions, and a number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. Such risks and uncertainties, many of which are outside of the control of the Company include, but are not limited to: (1) the ability to successfully integrate the operations and employees of AMS into the Company; (2) the ability to recognize the anticipated benefits of the Acquisition which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, the ability to maintain relationships with clients and suppliers and retain key employees; (3) costs related to the Acquisition; (4) the possibility that the combined company may be adversely affected by economic, business, and/or competitive factors; and (5) other risks and uncertainties indicated from time to time in filings with the SEC by the Company. The Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(a	)	Financial Statements of Businesses Acquired

Financial statements, to the extent required by this Item 9.01(a), will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(b	)	Pro Forma Financial Information.

Pro forma financial information, to the extent required by this Item 9.01(b), will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days following the date that this Current Report on Form 8-K is required to be filed.

(d	)	Exhibits

Exhibit 2.1		Deed of Amendment, dated as of August 31, 2026, by and between Auxey Holdings (Lux) S.A.S., Ocorian Limited, acting in its capacity as trustee of the Auxey Equity Plan Employee Trust and nominee on behalf of the Management Beneficial Interest Sellers, and Korn Ferry Global Holdings (UK) Limited.

Exhibit 99.1		Press Release, dated September 1, 2026.

Exhibit 104		The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)

Date: September 1, 2026	/s/ Jonathan Kuai
(Signature)
	Name:	Jonathan Kuai
	Title:	Chief People & Legal Officer